High Bandwidth Connectivity Solutions High Bandwidth Connectivity Solutions AboveNet, Inc. Fourth Quarter 2011 Earnings Conference Call February 28, 2012 Bill LaPerch, President & CEO Joe Ciavarella, SVP & CFO

High Bandwidth Connectivity Solutions 2 Statements made in this presentation that are not historical in nature constitute forward - looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. We cannot assure you that the future results expressed or implied by the forward - looking statements will be achieved. Such statements are based on the current expectations and beliefs of the management of AboveNet, Inc. and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the future results expressed or implied by such forward - looking statements. These risks and uncertainties include, but are not limited to, industry competition, pricing and macro - economic conditions and the Company's financial and operating prospects. The Company's business could be materially adversely affected and the trading price of the Company's common stock could decline if these risks and uncertainties develop into actual events. The Company cautions you not to place undue reliance on these forward - looking statements, which speak only as of their respective dates. The Company undertakes no obligation to publicly update or revise forward - looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. A more detailed discussion of factors that may affect the Company's business and future financial results is included in the Company’s SEC filings, including, but not limited to, those described in “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Annual Report on Form 10 - K for the year ended December 31, 2010 and in the Company's subsequently filed Quarterly Reports on Form 10 - Q . We discuss certain non - GAAP financial measures in this presentation and provide the GAAP financial measures that correspond to such non - GAAP measures, as well as the reconciliation between the two. Safe Harbor Statement

High Bandwidth Connectivity Solutions 3 $108.1 $118.2 $121.6 Q4 '10 Q3 '11 Q4 '11 Revenue Includes Contract Termination Revenue and Revenue from Equipment Sales totaling $0.9, $1.5, $2.0, respectively Solid Q4 Results $47.3 $56.4 $55.9 Q4 '10 Q3 '11 Q4 '11 Adjusted EBITDA $0.85 $0.67 $0.90 Q4 '10 Q3 '11 Q4 '11 Diluted EPS $M 43.8% 47.7% 46.0% Q4 '10 Q3 '11 Q4 '11 Adjusted EBITDA Margin $M • Q4 ’10 & Q4 ‘11 income tax provisions that are substantially non - cash are partially offset by a non - cash deferred income tax benefit in the U.K. • Q3 ‘11 includes income tax provisions that are substantially non - cash.

High Bandwidth Connectivity Solutions 4 Highlights ▪ WAN revenue increased 29% year - over - year in Q4 ▪ Continue to leverage metro connectivity ▪ Bookings slowed in Q4 ▪ Seeing normal demand and opportunities in Q1 ▪ Expanded network in Atlanta ▪ Announced $200MM share repurchase program ▪ $1.9M repurchased in the fourth quarter of 2011

High Bandwidth Connectivity Solutions 5 Cloud Computing ▪ Enable cloud service providers ▪ Network serves as backbone to create robust cloud offering ▪ Cloud neutral transport ▪ Provide on/off ramp to cloud for enterprises ▪ IP connection not as secure ▪ IP doesn’t guarantee availability ▪ Fiber based solutions solve these issues

High Bandwidth Connectivity Solutions 6 Cash Flow from Operating Activities and Capex 0 10 20 30 40 50 60 70 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Cash Flow from Operating Activities Cash used for Capital Expenditures $M 57% 31% 4% 8% Success Based Infrastructure Maintenance Other Capital Expenditure Components Year ended December 31, 2011

High Bandwidth Connectivity Solutions High Bandwidth Connectivity Solutions Financial Review

High Bandwidth Connectivity Solutions 8 Q4 2011 Revenue – Year - over - Year Comparison $M ▪ WAN Services revenue increased by 29% ▪ Revenue from U.K. operations increased 12% in local currency ▪ Contract Termination Revenue was $0.4M in Q4 2010 vs. $0.5M in Q4 2011 ▪ Revenue from Equipment Sales was $0.5M in Q4 2010 vs. $1.5M in Q4 2011 Three Months Three Months Ended Dec 31, Ended Dec 31, 2010 % Total 2011 % Total % Δ Metro Services 30.3$ 28% 33.3$ 27% 10% WAN Services 22.1 20% 28.6 23% 29% Fiber Infr. Svcs. 44.2 41% 45.9 38% 4% U.K. and others 10.6 10% 11.8 10% 11% Other 0.9 1% 2.0 2% NM Total 108.1$ 100% 121.6$ 100% 12%

High Bandwidth Connectivity Solutions 9 $M ▪ Domestic lit services (Metro and WAN) continue to provide strong growth ▪ Revenue from U.K. operations increased 6% in local currency ▪ Contract Termination Revenue was $0.8M in Q3 2011 vs. $0.5M in Q4 2011 ▪ Revenue from Equipment Sales was $0.7M in Q3 2011 vs. $1.5M in Q4 2011 including $0.1M in Q3 2011 in U.K. and others Q4 2011 Revenue – Sequential Quarter Comparison Three Months Three Months Ended Sept 30, Ended Dec 31, 2011 % Total 2011 % Total % Δ Metro Services 32.7$ 28% 33.3$ 27% 2% WAN Services 26.9 23% 28.6 23% 6% Fiber Infr. Svcs. 45.8 39% 45.9 38% 0% U.K. and others 11.4 9% 11.8 10% 4% Other 1.4 1% 2.0 2% NM Total 118.2$ 100% 121.6$ 100% 3%

High Bandwidth Connectivity Solutions 10 Q4 2011 Highlights ▪ Costs of Revenue increased over Q4 2010 primarily due to increases in amounts re - billed to customers for equipment sales, third party network costs, payroll - related expenses and co - location expenses ▪ Costs of Revenue increased sequentially primarily due to a benefit from the release of fiber rates in the third quarter, an i mpa irment charge in the fourth quarter, an increase in repair and maintenance costs, right of way fees, and 3 rd party costs ▪ SG&A decreased over Q4 2010 primarily due to a decrease in non - cash stock - based compensation expense ▪ SG&A decreased sequentially primarily due to a decrease in payroll - related expenses, occupancy costs, and non - cash stock - based compensation expenses ▪ The income tax provisions in all quarters are substantially non - cash ▪ Q4 2011 and Q4 2010 reflect the release of valuation allowances of $9.2 million and $7.3 million, respectively, related to U. K. deferred tax assets $M , except EPS Dec, 31 Dec 31, Sept 30, Dec 31, 2010 2011% Δ 2011 2011% Δ Revenue 108.1$ 121.6$ 12% 118.2$ 121.6$ 3% Costs of Revenue 39.9 44.0 10% 37.8 44.0 16% SG&A 26.9 26.1 (3%) 30.1 26.1 (13%) Adj. EBITDA 47.3$ 55.9$ 18% 56.4$ 55.9$ (1%) Adj. EBITDA Margin 43.8% 46.0% 47.7% 46.0% Net Income 22.3$ 24.1$ 8% 18.0$ 24.1$ 34% Diluted EPS 0.85 0.90 6% 0.67 0.90 34% Capital Expenditures 47.7$ 39.2$ (18%) 40.2$ 39.2$ (2%) Three Months Ended Three Months Ended

High Bandwidth Connectivity Solutions * Includes capital lease obligation and applicable senior secured credit facility 11 Financial Strength Cash Flow Balance Sheet * Per Consolidated Statements of Cash Flows December 31, $M (at period ended) 2009 2010 2011 Cash/cash equivalents $165.3 $61.6 $118.4 Debt * $58.6 $51.1 $56.2 December 31, $M (period ended) 2009 2010 2011 Cash Flow from Operating Activities $157.2 $162.8 $206.9 Capital Expenditures * $118.7 $135.7 $147.8 Cash Flow used in Financing Activities $38.9 ($131.0) ($2.7)

High Bandwidth Connectivity Solutions 12 ▪ 2012 revenue guidance of $515M - $525M. ▪ Expect non - recurring revenue (Equipment & Termination Revenue) of $4M - $5M in 2012. ▪ FY 2012 Adjusted EBITDA Margin expected to be approximately in line with 2011 actual Adjusted EBITDA Margin ▪ Capital expenditures guidance of $155M - $165M 2012 Guidance

High Bandwidth Connectivity Solutions High Bandwidth Connectivity Solutions Appendix

High Bandwidth Connectivity Solutions Net Revenue Attrition 14 Net Revenue Attrition : the reduction in monthly recurring revenue (MRR) for customers with net decreases in MRR in the quarter (as a result of terminations, price declines and other decreases, which are offset by any increases) divided by total revenue for the quarter (excluding contract termination revenue) 1.5% 1.0% 0.9% 0.8% 0.8% 1.0% 1.2% 1.0% 0.9% 0.0% 0.5% 1.0% 1.5% 2.0% Q4 '09 Q1 '10 Q2 '10 Q3' 10 Q4' 10 Q1 '11 Q2' 11 Q3' 11 Q4' 11 Net Revenue Attrition

High Bandwidth Connectivity Solutions 15 ▪ Adjusted EBITDA is defined as net income before provision for (benefit from) income taxes, other income/expense, interest income/expense, gain on reversal of foreign currency translation adjustments from liquidation of subsidiaries, income/loss from discontinued operations, gain/loss on asset dispositions, depreciation and amortization, and non - cash stock - based compensation ▪ Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by revenue ▪ Revenue, Net of Contract Termination Revenue is defined as Revenue minus Contract Termination Revenue ▪ Revenue, Net of Contract Termination Revenue and Equipment Sales is defined as Revenue minus Contract Termination Revenue and Equipment Sales ▪ Revenue in Local Currency is defined as Revenue from U.K. and others in the respective functional currency. This amount is multiplied by the period average exchange rate between such local functional currency and our functional currency, the U.S. dollar, to derive Revenue: U.K. and others ($) Reconciliation of Non - GAAP Financial Measures

High Bandwidth Connectivity Solutions 16 Reconciliation of Non - GAAP Financial Measures (Cont’d) $M Years ended December 31, 2004 2005 2006 2007 2008 2009 2010 2011 Calculation of Adjusted EBITDA NET (LOSS) INCOME (37.8)$ (8.4)$ 46.4$ 13.8$ 42.3$ 281.6$ 69.4$ 72.7$ Gain on reversal of foreign currency translation adjustments from liquidation of subsidiaries - - - (10.3) - - - Interest income (1.1) (1.3) (2.4) (3.3) (1.8) (0.3) (0.1) (0.1) Interest expense 11.1 5.9 5.8 2.3 3.9 4.8 5.2 4.5 Other (income) expense, net (9.2) (10.9) (2.1) (3.8) 2.4 (3.6) (2.0) 1.0 Loss (gain) on sales of data centers - 1.3 (48.2) - - - - - Provision for (benefit from) income taxes 0.5 0.4 - 4.5 8.3 (187.6) 34.5 40.0 Loss (income) from discontinued operations 1.1 0.8 (3.0) - - - - - OPERATING (LOSS) INCOME (35.4) (12.2) (3.5) 3.2 55.1 94.9 107.0 118.1 Depreciation and amortization 40.8 43.1 47.2 47.5 48.3 52.0 63.3 75.3 Non-cash stock-based compensation 4.9 4.0 3.9 8.2 12.5 9.7 12.5 24.4 Adjusted EBITDA 10.3$ 34.9$ 47.6$ 58.9$ 115.9$ 156.6$ 182.8$ 217.8$ Calculation of Adjusted EBITDA Margin Adjusted EBITDA 10.3$ 34.9$ 47.6$ 58.9$ 115.9$ 156.6$ 182.8$ 217.8$ Revenue 189.3$ 219.7$ 236.7$ 253.6$ 319.9$ 360.1$ 409.7$ 472.5$ Adjusted EBITDA Margin 5.4% 15.9% 20.1% 23.2% 36.2% 43.5% 44.6% 46.1% Calculation of Revenue, Net of Contract Termination Revenue and Equipment Sales Revenue 189.3$ 219.7$ 236.7$ 253.6$ 319.9$ 360.1$ 409.7$ 472.5$ Contract Termination Revenue 2.9 12.1 8.3 8.5 15.4 3.9 2.7 4.4 Revenue, Net of Contract Termination Revenue 186.4$ 207.6$ 228.4$ 245.1$ 304.5$ 356.2$ 407.0$ 468.1$ Equipment Sales 1.8 2.5 3.3 2.2 4.6 3.4 3.4 8.8 Revenue, Net of Contract Termination Revenue and Equipment Sales 184.6$ 205.1$ 225.1$ 242.9$ 299.9$ 352.8$ 403.6$ 459.3$

High Bandwidth Connectivity Solutions 17 Reconciliation of Non - GAAP Financial Measures (Cont’d) $M 12/31/09 03/31/10 06/30/10 09/30/10 12/31/10 03/31/11 06/30/11 09/30/11 12/31/11 Calculation of Adjusted EBITDA NET INCOME $ 206.9 $ 13.6 $ 16.3 $ 17.2 $ 22.3 $ 14.5 $ 16.1 $ 18.0 $ 24.1 Interest income 0.0 0.0 0.0 (0.1) 0.0 0.0 0.0 (0.1) 0.0 Interest expense 1.2 1.2 1.2 1.3 1.5 1.2 1.1 1.2 1.0 Other expense (income), net (1.7) 0.6 (0.2) (1.0) (1.4) 0.7 (0.3) 0.1 0.5 Provision for (benefit from) income taxes (182.9) 9.6 11.1 11.7 2.1 9.7 11.1 12.2 7.0 OPERATING INCOME 23.5 25.0 28.4 29.1 24.5 26.1 28.0 31.4 32.6 Depreciation and amortization 14.3 15.5 15.2 15.8 16.8 18.3 19.2 18.9 18.9 Non-cash stock-based compensation 1.4 2.1 2.1 2.3 6.0 7.1 6.8 6.1 4.4 Adjusted EBITDA $ 39.2 $ 42.6 $ 45.7 $ 47.2 $ 47.3 $ 51.5 $ 54.0 $ 56.4 $ 55.9 Calculation of Adjusted EBITDA Margin Adjusted EBITDA $ 39.2 $ 42.6 $ 45.7 $ 47.2 $ 47.3 $ 51.5 $ 54.0 $ 56.4 $ 55.9 Revenue $ 94.3 $ 97.2 $ 100.7 $ 103.7 $ 108.1 $ 114.4 $ 118.3 $ 118.2 $ 121.6 Adjusted EBITDA Margin 41.6% 43.8% 45.4% 45.5% 43.8% 45.0% 45.6% 47.7% 46.0% Calculation of Revenue, Net of Contract Termination Revenue and Equipment Sales Revenue $ 94.3 $ 97.2 $ 100.7 $ 103.7 $ 108.1 $ 114.4 $ 118.3 $ 118.2 $ 121.6 Contract Termination Revenue 0.9 1.0 0.6 0.7 0.4 2.1 1.0 0.8 0.5 Revenue, Net of Contract Termination Revenue $ 93.4 $ 96.2 $ 100.1 $ 103.0 $ 107.7 $ 112.3 $ 117.3 $ 117.4 $ 121.1 Equipment Sales 1.0 0.4 1.9 0.6 0.5 2.4 4.2 0.7 1.5 Revenue, Net of Contract Termination Revenue and Equipment Sales $ 92.4 $ 95.8 $ 98.2 $ 102.4 $ 107.2 $ 109.9 $ 113.1 $ 116.7 $ 119.6 Three Months Ended

High Bandwidth Connectivity Solutions 18 Reconciliation of Non - GAAP Financial Measures (Cont’d) Note: The percentage changes are calculated based on the detailed amounts and may differ slightly from percentages calculated based on rounded amounts in the table above. * The effective exchange rate is the rate applied to the three month results to reflect the year to date currency translation rate. (Revenue in millions) Three Months Ended Three Months Ended 12/31/10 12/31/11% Δ 09/30/11 12/31/11% Δ Revenue in Local Currency (£) 6.7 7.5 12% 7.1 7.5 6% Effective Exchange Rate * 1.58 1.57 (1%) 1.61 1.57 (2%) Revenue: U.K. and others ($) 10.6 11.8 11% 11.4 11.8 4%

High Bandwidth Connectivity Solutions Reconciliation of Non - GAAP Financial Measures (Cont’d) • AboveNet’s management believes that adjusted or modified EBITDA and its related margin are measures of operating performance that are commonly reported and widely used by analysts, investors, and other interested parties in the telecommunications industry because they eliminate many differences in financial, capitalization, and tax structures, as well as certain non - cash and non - operating charges to earnings. AboveNet’s management currently uses Adjusted EBITDA and Adjusted EBITDA Margin for these purposes. AboveNet’s management believes that Adjusted EBITDA and Adjusted EBITDA Margin trends can be used as indicators of whether the Company’s operations are able to produce sufficient operating cash flow to fund working capital needs, service debt obligations and fund capital expenditures. • • Adjusted EBITDA is also used by the Company for other purposes, including management’s assessment of ongoing operations and as a measure for performance - based compensation. However, the definition of adjusted EBITDA for other purposes may differ from the definition of Adjusted EBITDA used herein. For example, since 2009 the definition of adjusted EBITDA in the Company’s incentive cash bonus plan has excluded certain customer termination fees. Additionally, Adjusted EBITDA as used in this presentation may not be calculated identically to similarly titled measures reported by other companies. • • The Company also reviews revenue, net of contract termination revenue and revenue, net of contract termination revenue and equipment sales as well as revenue in local currency. Revenue, net of contract termination revenue shows the change in the Company’s recurring revenue from period to period excluding the impact of non - recurring contract termination revenue. Revenue, net of contract termination revenue and equipment sales shows the change in the Company’s recurring revenue from period to period excluding the impact of non - recurring contract termination revenue and equipment sales. Revenue in local currency shows the changes of foreign subsidiary revenue without the impact of currency fluctuations. Management believes these non - GAAP metrics provide helpful insight into revenue trends. 19